EXHIBIT 99.4
                                 ------------

            The Credit Support Annex to the ISDA Master Agreement

                                    ISDA(R)
                             CREDIT SUPPORT ANNEX
                            to the Schedule to the
                             ISDA Master Agreement
                         dated as of November 28, 2006
                                    between

                    Lehman Brothers Special Financing Inc.


             (hereinafter referred to as "Party A" or "Pledgor"),


                                      and


DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Residential Asset Securitization Trust 2006-A15 (hereinafter referred to as "Party B" or "Secured Party")


 For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transactions documented in the Confirmations dated November 28,
   2006, between Party A and Party B, Reference Number 2761765 and 2761766.

Paragraph 13.     Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and
                  (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                  The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                  (1) the amount by which (a) the S&P/Fitch Credit Support Amount for such Valuation Date exceeds (b) the S&P/Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                  (2) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                  (3) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                  The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                  (1) the amount by which (a) the S&P/Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P/Fitch Credit Support Amount for such Valuation Date,

                  (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                  (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

            (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P/Fitch Credit Support Amount, the Moody's First Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

      (ii)  Eligible Collateral.

      On any date, the following items will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

                                                                                         Moody's           Moody's
                                                                         S&P/Fitch    First Trigger     Second Trigger
                                                                         Valuation      Valuation         Valuation
                 Collateral                                             Percentage      Percentage        Percentage
                 ----------                                             ----------      ----------        ----------

            (A)   Cash                                                     100%            100%              100%

            (B)   Fixed-rate negotiable debt obligations issued by
                  the U.S. Treasury Department having a maturity at
                  issuance on such date of not more than one year         98.5%            100%              100%

            (C)   Fixed-rate negotiable debt obligations issued by
                  the U.S. Treasury Department having a maturity at
                  issuance on such date of more than one year but
                  not more than ten years                                 89.9%            100%              94%


            (D)   Fixed-rate negotiable debt obligations issued by
                  the U.S. Treasury Department having a maturity at
                  issuance on such date of more than ten years            83.9%            100%              87%

      (iii) Other Eligible Support.

            The following items will qualify as "Other Eligible Support" for the party specified:

            Not applicable.

      (iv)  Threshold.

            (A) "Independent Amount" means zero with respect to Party A and Party B.

            (B) "Threshold" means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed, or (ii) a S&P/Fitch Required Ratings Downgrade Event has occurred and is continuing; otherwise, infinity. "Threshold" means, with respect to Party B and any Valuation Date, infinity.

            (C) "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Class Certificate Balance of the Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

            (D) Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A; provided, however, that if an Event of Default has occurred and is continuing with respect to Party A, then the parties shall have the right to designate a financial institution which will qualify as a Reference Market-maker and acceptable to both parties to act as Valuation Agent . until the earlier of (i) a designation under Section 6(c)(ii), or (ii) the discontinuance of such Event of Default with respect to Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

      (ii) "Valuation Date" means each Wednesday or if such day is not a Local Business Day, the next following Local Business Day in each week on which any of the S&P/Fitch Credit Support Amount, the Moody's First Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount is greater than zero.

      (iii) "Valuation Time" means the close of business in New York on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

      (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A's Credit Support Provider does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Support on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Support; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

      (vi) Notice to S&P. At any time at which Party A's Credit Support Provider does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination

      Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph
            4(d)(ii).

      (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P/Fitch Value, Moody's First Trigger Value and Moody's Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

            For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1) the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause
            (A)) as of such date.

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

      (i) Eligibility to Hold Posted Collateral; Custodians. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

                  (1) The Custodian is a bank or trust company located in the United States having total assets of at least $250,000,000 and a short term unsecured debt or counterparty rating of "Prime-1" from Moody's and "A-1" from Standard & Poor's.

            Initially, the Custodian for Party B is: Deutsche Bank National Trust Company.

            (ii) Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)   Distributions and Interest Amount.

            (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian.

            (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to

                  Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds.

            (iii) Alternative to Interest Amount. The provisions of Paragraph
                  6(d)(ii) will apply.

(i) Additional Representation(s). There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B's Custodian, at the address specified for Party B pursuant to the Notices Section of this Agreement

(l) Address for Transfers. Each Transfer hereunder shall be made to an address specified in writing from time to time by the party to which such Transfer will be made.

(m)   Other Provisions.

      (i) Collateral Account. Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

      (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P/Fitch Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P/Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P/Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P/Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P/Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P/Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P/Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P/Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P/Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

      (iv) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

      (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

      (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

      (viii) Notice of Failure to Post Collateral. Upon any failure by Party A to post collateral as required under this Agreement, Party B shall, no later than the next Business Day after the date such collateral was required to be posted, give a written notice of such failure to Party A and to the Depositor. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

      (ix)   Additional Definitions. As used in this Annex:

             "Collateral Event" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold. "Exposure" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

             "Fitch Rating Threshold Event" means, on any date, no Relevant Entity has credit ratings from Fitch which equal or exceed the Fitch Approved Ratings Threshold.

             "Local Business Day" means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

             "Moody's First Trigger Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

             "Moody's First Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

             (I)  (A)   for any Valuation Date on which (I) a Moody's First
                        Trigger Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of (i) the Secured Party's Exposure for such Valuation Date and (ii) the sum, for each Transaction to which this Annex relates, of the product of the applicable Moody's First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                  (B)   for any other Valuation Date, zero, over

             (II) the Threshold for Party A such Valuation Date.

             "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

             "Moody's Second Trigger Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

             "Moody's Second Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

                       (I) (A) for any Valuation Date on which it is the case that a Moody's Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the next payment due to be paid by Party A under each Transaction to which this Annex relates, and (c) the sum of (x) the Secured Party's Exposure for such Valuation Date and (y) the sum, for each Transaction to which this Annex relates, of

                       (1) if such Transaction is not a Transaction-Specific Hedge,

                       the product of the applicable Moody's Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                       (2) if such Transaction is a Transaction-Specific
                       Hedge,

                       the product of the applicable Moody's Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                  (B)  for any other Valuation Date, zero, over

             (II) the Threshold for Party A for such Valuation Date.

             "Moody's Second Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

             "Pricing Sources" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

             "S&P Credit Support Amount" means, for any Valuation Date, the excess, if any, of

             (I)  (A)  for any Valuation Date on which (i) an S&P Rating
                       Threshold Event or Fitch Rating Threshold Event has occurred and been continuing for at least 30 days, or
                       (ii) a S&P/Fitch Required Ratings Downgrade Event has occurred and is continuing, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date, or

                  (B)  for any other Valuation Date, zero, over

             (II) the Threshold for Party A for such Valuation Date.

                  "S&P Rating Threshold Event" means, on any date, no Relevant Entity has credit ratings from S&P which equal or exceed the S&P Approved Ratings Threshold.

                  "S&P/Fitch Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P/Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

                  "Transaction Exposure" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "Transaction-Specific Hedge" means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is "balance guaranteed" or
                  (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

                  "Valuation Percentage" shall mean, for purposes of determining the S&P/Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P/Fitch Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "Value" shall mean, in respect of any date, the related S&P/Fitch Value, the related Moody's First Trigger Value and the related Moody's Second Trigger Value.

                  "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.

                  ---------------------------- -------------- --------------- --------------- ---------------
                  the S&P short-term credit      Remaining      Remaining       Remaining       Remaining
                  rating of Party A's Credit     Weighted        Weighted        Weighted        Weighted
                  Support Provider                Average        Average         Average         Average
                                                 Maturity        Maturity        Maturity        Maturity
                                               up to 3 years  up to 5 years   up to 10 years  up to 30 years
                  ---------------------------- -------------- --------------- --------------- ---------------
                  At least "A-2"                   2.75%          3.25%           4.00%           4.75%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "A-3"                            3.25%          4.00%           5.00%           6.25%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "BB+" or lower                   3.50%          4.50%           6.75%           7.50%
                  ---------------------------- -------------- --------------- --------------- ---------------

                                           [Remainder of this page intentionally left blank]

                                    Table 1
                                    -------

                         Moody's First Trigger Factor
                         ----------------------------

                Remaining                               Weekly
          Weighted Average Life                       Collateral
            of Hedge in Years                           Posting

                1 or less                                0.25%
More than 1 but not more than 2                          0.50%
More than 2 but not more than 3                          0.70%
More than 3 but not more than 4                          1.00%
More than 4 but not more than 5                          1.20%
More than 5 but not more than 6                          1.40%
More than 6 but not more than 7                          1.60%
More than 7 but not more than 8                          1.80%
More than 8 but not more than 9                          2.00%
More than 9 but not more than 10                         2.20%
More than 10 but not more than 11                        2.30%
More than 11 but not more than 12                        2.50%
More than 12 but not more than 13                        2.70%
More than 13 but not more than 14                        2.80%
More than 14 but not more than 15                        3.00%
More than 15 but not more than 16                        3.20%
More than 16 but not more than 17                        3.30%
More than 17 but not more than 18                        3.50%
More than 18 but not more than 19                        3.60%
More than 19 but not more than 20                        3.70%
More than 20 but not more than 21                        3.90%
More than 21 but not more than 22                        4.00%
More than 22 but not more than 23                        4.00%
More than 23 but not more than 24                        4.00%
More than 24 but not more than 25                        4.00%
More than 25 but not more than 26                        4.00%
More than 26 but not more than 27                        4.00%
More than 27 but not more than 28                        4.00%
More than 28 but not more than 29                        4.00%
              More than 29                               4.00%

                                    Table 2
                                    -------

            Moody's Second Trigger Factor for Interest Rate Swaps
            -----------------------------------------------------
                          with Fixed Notional Amounts
                          ---------------------------



                     Remaining                             Weekly
               Weighted Average Life                     Collateral
                 of Hedge in Years                        Posting

                     1 or less                             0.60%
       More than 1 but not more than 2                     1.20%
       More than 2 but not more than 3                     1.70%
       More than 3 but not more than 4                     2.30%
       More than 4 but not more than 5                     2.80%
       More than 5 but not more than 6                     3.30%
       More than 6 but not more than 7                     3.80%
       More than 7 but not more than 8                     4.30%
       More than 8 but not more than 9                     4.80%
       More than 9 but not more than 10                    5.30%
       More than 10 but not more than 11                   5.60%
       More than 11 but not more than 12                   6.00%
       More than 12 but not more than 13                   6.40%
       More than 13 but not more than 14                   6.80%
       More than 14 but not more than 15                   7.20%
       More than 15 but not more than 16                   7.60%
       More than 16 but not more than 17                   7.90%
       More than 17 but not more than 18                   8.30%
       More than 18 but not more than 19                   8.60%
       More than 19 but not more than 20                   9.00%
       More than 20 but not more than 21                   9.00%
       More than 21 but not more than 22                   9.00%
       More than 22 but not more than 23                   9.00%
       More than 23 but not more than 24                   9.00%
       More than 24 but not more than 25                   9.00%
       More than 25 but not more than 26                   9.00%
       More than 26 but not more than 27                   9.00%
       More than 27 but not more than 28                   9.00%
       More than 28 but not more than 29                   9.00%
                    More than 29                           9.00%

                                    Table 3
                                    -------

         Moody's Second Trigger Factor for Transaction-Specific Hedges
         -------------------------------------------------------------


               Remaining                              Weekly
         Weighted Average Life                      Collateral
           of Hedge in Years                          Posting

               1 or less                               0.75%
More than 1 but not more than 2                        1.50%
More than 2 but not more than 3                        2.20%
More than 3 but not more than 4                        2.90%
More than 4 but not more than 5                        3.60%
More than 5 but not more than 6                        4.20%
More than 6 but not more than 7                        4.80%
More than 7 but not more than 8                        5.40%
More than 8 but not more than 9                        6.00%
More than 9 but not more than 10                       6.60%
More than 10 but not more than 11                      7.00%
More than 11 but not more than 12                      7.50%
More than 12 but not more than 13                      8.00%
More than 13 but not more than 14                      8.50%
More than 14 but not more than 15                      9.00%
More than 15 but not more than 16                      9.50%
More than 16 but not more than 17                      9.90%
More than 17 but not more than 18                     10.40%
More than 18 but not more than 19                     10.80%
More than 19 but not more than 20                     11.00%
More than 20 but not more than 21                     11.00%
More than 21 but not more than 22                     11.00%
More than 22 but not more than 23                     11.00%
More than 23 but not more than 24                     11.00%
More than 24 but not more than 25                     11.00%
More than 25 but not more than 26                     11.00%
More than 26 but not more than 27                     11.00%
More than 27 but not more than 28                     11.00%
More than 28 but not more than 29                     11.00%
              More than 29                            11.00%

      IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

     LEHMAN BROTHERS SPECIAL FINANCING INC.                  DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its
                                                              individual or corporate capacity but solely as
                                                              Supplemental Interest Trustee for Residential
                                                                  Asset Securitization Trust 2006-A15

     By:  /s/ Allyson M. Carine                              By: /s/ Amy Stoddard
          ----------------------------------                     --------------------------------------------
          Name   Allyson M. Carine                              Name:  Amy Stoddard
          Title: Authorized Signatory                           Title: Authorized Signer
          Date:                                                 Date: